Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2023

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
During the 2023 second quarter, Huntington revised its process for assessing and monitoring the risk and performance of non-real estate secured commercial loans, primarily loans to REITs. These loans were reclassified from commercial real estate to the commercial and industrial loan category to align reporting with this process revision. All prior period results have been adjusted to conform to the current presentation.
To align with our strategic priorities, during the second quarter 2023, we completed an organizational realignment and now report on two business segments: Consumer & Regional Banking and Commercial Banking. The Treasury / Other function includes technology and operations, other unallocated assets, liabilities, revenue, and expense. Huntington’s business segments are based on our internally-aligned segment leadership structure, which is how management monitors results and assesses performance. The organizational realignment primarily involved consolidating our previously reported Consumer and Business Banking, Vehicle Finance, and Regional Banking and The Huntington Private Client Group, into one new business segment called Consumer & Regional Banking. All prior period results have been adjusted to conform to the new segment presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2023	2023	2022	1Q23	2Q22
Net interest income (2)	$1,357	$1,418	$1,267	(4)%	7%
FTE adjustment	(11)	(9)	(6)	(22)	(83)
Net interest income	1,346	1,409	1,261	(4)	7
Provision for credit losses	92	85	67	8	37
Noninterest income	495	512	485	(3)	2
Noninterest expense	1,050	1,086	1,018	(3)	3
Income before income taxes	699	750	661	(7)	6
Provision for income taxes	134	144	120	(7)	12
Income after income taxes	565	606	541	(7)	4
Income attributable to non-controlling interest	6	4	2	50	200
Net income attributable to Huntington	559	602	539	(7)	4
Dividends on preferred shares	40	29	28	38	43
Net income applicable to common shares	$519	$573	$511	(9)%	2

Net income per common share - diluted	$0.35	$0.39	$0.35	(10)%	—%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.33	7.32	6.96	—	5
Average common shares - basic	1,446	1,443	1,441	—	—
Average common shares - diluted	1,466	1,469	1,463	—	—
Ending common shares outstanding	1,448	1,444	1,442	—	—
Return on average assets	1.18%	1.32%	1.22%
Return on average common shareholders’ equity	12.7	14.6	12.8
Return on average tangible common shareholders’ equity (1)	19.9	23.1	19.9
Net interest margin (2)	3.11	3.40	3.15
Efficiency ratio (3)	55.9	55.6	57.3
Effective tax rate	19.3	19.2	18.1
Average total assets	$190,746	$184,894	$176,561	3	8
Average earning assets	174,909	169,112	161,225	3	8
Average loans and leases	121,345	120,420	113,949	1	6
Average loans and leases - linked quarter annualized growth rate	3.1%	5.1%	10.1%
Average total deposits	$145,559	$146,144	$145,008	—	—
Average core deposits (4)	140,736	141,077	141,802	—	(1)
Average Huntington shareholders’ equity	18,844	18,231	18,228	3	3
Average common total shareholders' equity	16,359	15,973	16,062	2	2
Average tangible common shareholders' equity	10,662	10,253	10,496	4	2
Total assets at end of period	188,505	189,070	178,782	—	5
Total Huntington shareholders’ equity at end of period	18,788	18,758	17,950	—	5

NCOs as a % of average loans and leases	0.16%	0.19%	0.03%
NAL ratio	0.42	0.44	0.57
NPA ratio (5)	0.46	0.48	0.59
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.80	1.77	1.78
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.93	1.90	1.87
Common equity tier 1 risk-based capital ratio (6)	9.82	9.55	9.05
Tangible common equity / tangible asset ratio (7)	5.80	5.77	5.80
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2023	2022	Amount	Percent
Net interest income (2)	$2,775	$2,421	$354	15%
FTE adjustment	(20)	(14)	(6)	(43)
Net interest income	2,755	2,407	348	14
Provision for credit losses	177	92	85	92
Noninterest income	1,007	984	23	2
Noninterest expense	2,136	2,071	65	3
Income before income taxes	1,449	1,228	221	18
Provision for income taxes	278	225	53	24
Income after income taxes	1,171	1,003	168	17
Income attributable to non-controlling interest	10	4	6	150
Net income attributable to Huntington	1,161	999	162	16
Dividends on preferred shares	69	56	13	23
Net income applicable to common shares	$1,092	$943	$149	16%

Net income per common share - diluted	$0.74	$0.64	$0.10	16%
Cash dividends declared per common share	0.31	0.31	—	—

Average common shares - basic	1,445	1,440	5	—
Average common shares - diluted	1,468	1,464	4	—

Return on average assets	1.25%	1.14%
Return on average common shareholders’ equity	13.6	11.5
Return on average tangible common shareholders’ equity (1)	21.5	17.8
Net interest margin (2)	3.25	3.02
Efficiency ratio (3)	55.7	60.0
Effective tax rate	19.2	18.3

Average total assets	$187,836	$177,084	$10,752	6%
Average earning assets	172,026	161,816	10,210	6
Average loans and leases	120,885	112,553	8,332	7
Average total deposits	145,850	143,968	1,882	1
Average core deposits (4)	140,906	140,482	424	—
Average Huntington shareholders’ equity	18,539	18,644	(105)	(1)
Average common total shareholders' equity	16,167	16,478	(311)	(2)
Average tangible common shareholders' equity	10,459	10,927	(468)	(4)

NCOs as a % of average loans and leases	0.17%	0.05%
NAL ratio	0.42	0.57
NPA ratio (5)	0.46	0.59
NM - Not Meaningful
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)June 30, 2023, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2023	2022	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,636	$1,796	(9)%
Interest-bearing deposits at Federal Reserve Bank	9,443	4,908	92
Interest-bearing deposits in banks	210	214	(2)
Trading account securities	128	19	574
Available-for-sale securities	23,233	23,423	(1)
Held-to-maturity securities	16,578	17,052	(3)
Other securities	975	854	14
Loans held for sale	545	529	3
Loans and leases (1)	121,225	119,523	1
Allowance for loan and lease losses	(2,177)	(2,121)	(3)
Net loans and leases	119,048	117,402	1
Bank owned life insurance	2,757	2,753	—
Accrued income and other receivables	1,471	1,573	(6)
Premises and equipment	1,128	1,156	(2)
Goodwill	5,561	5,571	—
Servicing rights and other intangible assets	690	712	(3)
Other assets	5,102	4,944	3
Total assets	$188,505	$182,906	3%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$148,028	$147,914	—%
Short-term borrowings	1,680	2,027	(17)
Long-term debt	14,711	9,686	52
Other liabilities	5,248	5,510	(5)
Total liabilities	169,667	165,137	3

Shareholders' equity
Preferred stock	2,484	2,167	15
Common stock	15	14	7
Capital surplus	15,335	15,309	—
Less treasury shares, at cost	(92)	(80)	(15)
Accumulated other comprehensive income (loss)	(3,006)	(3,098)	3
Retained earnings	4,052	3,419	19
Total Huntington shareholders’ equity	18,788	17,731	6
Non-controlling interest	50	38	32
Total equity	18,838	17,769	6
Total liabilities and equity	$188,505	$182,906	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,447,882,434	1,443,068,036
Treasury shares outstanding	7,429,675	6,322,052
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	882,500	557,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2023		2023		2022		2022		2022
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$49,834	41%	$50,039	42%	$48,121	41%	$46,724	40%	$45,653	40%
Commercial real estate:
Commercial	11,750	10	12,132	10	12,138	10	12,137	10	11,960	10
Construction	1,416	1	1,255	1	1,502	1	1,739	2	1,522	1
Commercial real estate	13,166	11	13,387	11	13,640	11	13,876	12	13,482	11
Lease financing	5,143	4	5,244	4	5,252	4	5,093	4	5,043	4
Total commercial	68,143	56	68,670	57	67,013	56	65,693	56	64,178	55
Consumer:
Residential mortgage	23,138	19	22,472	19	22,226	19	21,816	18	21,220	18
Automobile	12,819	11	13,187	11	13,154	11	13,430	11	13,622	12
Home equity	10,135	8	10,166	8	10,375	9	10,440	9	10,426	9
RV and marine	5,640	5	5,404	4	5,376	4	5,436	5	5,453	5
Other consumer	1,350	1	1,280	1	1,379	1	1,332	1	1,322	1
Total consumer	53,082	44	52,509	43	52,510	44	52,454	44	52,043	45
Total loans and leases	$121,225	100%	$121,179	100%	$119,523	100%	$118,147	100%	$116,221	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2023		2023		2022		2022		2022
Ending balances by business segment:
Consumer & Regional Banking	$65,374	54%	$64,387	53%	$64,080	54%	$63,603	54%	$63,355	55%
Commercial Banking	55,672	46	56,599	47	55,304	46	54,320	46	52,663	45
Treasury / Other	179	—	193	—	139	—	224	—	203	—
Total loans and leases	$121,225	100%	$121,179	100%	$119,523	100%	$118,147	100%	$116,221	100%

Average balances by business segment:
Consumer & Regional Banking	$64,782	54%	$64,209	54%	$63,836	54%	$63,468	55%	$62,484	55%
Commercial Banking	56,375	46	55,919	46	54,789	46	53,067	45	51,109	45
Treasury / Other	188	—	292	—	282	—	429	—	356	—
Total loans and leases	$121,345	100%	$120,420	100%	$118,907	100%	$116,964	100%	$113,949	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2023		2023		2022		2022		2022
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$33,340	23%	$36,789	25%	$38,242	26%	$40,762	28%	$42,131	29%
Demand deposits - interest-bearing	40,387	27	39,827	28	43,136	29	43,673	30	41,433	28
Money market deposits	40,534	28	37,276	26	36,082	24	33,811	23	34,257	24
Savings and other domestic deposits	18,294	12	19,546	13	20,357	14	21,274	15	21,583	15
Core certificates of deposit (1)	10,314	7	6,981	5	4,324	3	2,115	1	2,103	1
Total core deposits	142,869	97	140,419	97	142,141	96	141,635	97	141,507	97
Other domestic deposits of $250,000 or more	381	—	282	—	220	—	186	—	221	—
Negotiable CDS, brokered and other deposits	4,778	3	4,577	3	5,553	4	4,492	3	3,707	3
Total deposits	$148,028	100%	$145,278	100%	$147,914	100%	$146,313	100%	$145,435	100%

Total core deposits:
Commercial	$61,450	43%	$61,132	44%	$64,107	45%	$65,151	46%	$63,629	45%
Consumer	81,419	57	79,287	56	78,034	55	76,484	54	77,878	55
Total core deposits	$142,869	100%	$140,419	100%	$142,141	100%	$141,635	100%	$141,507	100%

Total deposits by business segment:
Consumer & Regional Banking	$106,502	72%	$105,339	72%	$105,064	71%	$104,716	72%	$106,967	74%
Commercial Banking	36,459	25	34,660	24	36,807	25	36,487	25	33,913	23
Treasury / Other	5,067	3	5,279	4	6,043	4	5,110	3	4,555	3
Total deposits	$148,028	100%	$145,278	100%	$147,914	100%	$146,313	100%	$145,435	100%

Average balances:
Total core deposits:
Commercial	$61,304	44%	$63,423	45%	$65,128	46%	$65,278	46%	$63,921	45%
Consumer	79,432	56	77,654	55	75,568	54	76,414	54	77,881	55
Total core deposits	$140,736	100%	$141,077	100%	$140,696	100%	$141,692	100%	$141,802	100%

Average deposits by business segment:
Consumer & Regional Banking	$104,593	71%	$104,151	71%	$103,820	71%	$105,174	72%	$106,801	73%
Commercial Banking	35,752	25	36,288	25	36,260	25	35,880	25	34,368	24
Treasury / Other	5,214	4	5,705	4	5,592	4	4,954	3	3,839	3
Total deposits	$145,559	100%	$146,144	100%	$145,672	100%	$146,008	100%	$145,008	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2022	2022	2022	1Q23	2Q22
Assets
Interest-bearing deposits at Federal Reserve Bank	$11,052	$6,101	$4,615	$3,204	$3,532	81	213
Interest-bearing deposits in banks	229	249	305	260	161	(8)	42
Securities:
Trading account securities	34	21	29	24	30	62	13
Available-for-sale securities:
Taxable	20,920	21,368	20,467	21,677	21,672	(2)	(3)
Tax-exempt	2,745	2,640	2,706	2,917	2,859	4	(4)
Total available-for-sale securities	23,665	24,008	23,173	24,594	24,531	(1)	(4)
Held-to-maturity securities - taxable	16,762	16,977	17,022	17,188	17,234	(1)	(3)
Other securities	1,263	886	857	804	755	43	67
Total securities	41,724	41,892	41,081	42,610	42,550	—	(2)
Loans held for sale	559	450	637	986	1,033	24	(46)
Loans and leases: (2)
Commercial:
Commercial and industrial	50,194	49,028	47,505	46,029	44,763	2	12
Commercial real estate:
Commercial	12,062	12,282	12,179	11,974	11,442	(2)	5
Construction	1,280	1,400	1,676	1,697	1,760	(9)	(27)
Commercial real estate	13,342	13,682	13,855	13,671	13,202	(2)	1
Lease financing	5,155	5,209	5,080	4,981	4,919	(1)	5
Total commercial	68,691	67,919	66,440	64,681	62,884	1	9
Consumer:
Residential mortgage	22,765	22,327	22,011	21,552	20,527	2	11
Automobile	12,927	13,245	13,284	13,514	13,557	(2)	(5)
Home equity	10,154	10,258	10,417	10,431	10,373	(1)	(2)
RV and marine	5,478	5,366	5,408	5,454	5,317	2	3
Other consumer	1,330	1,305	1,347	1,332	1,291	2	3
Total consumer	52,654	52,501	52,467	52,283	51,065	—	3
Total loans and leases	121,345	120,420	118,907	116,964	113,949	1	6
Total earning assets	174,909	169,112	165,545	164,024	161,225	3	8
Cash and due from banks	1,639	1,598	1,650	1,697	1,669	3	(2)
Goodwill and other intangible assets	5,734	5,759	5,771	5,781	5,613	—	2
All other assets	10,638	10,568	10,458	10,154	10,107	1	5
Allowance for loan and lease losses	(2,174)	(2,143)	(2,132)	(2,099)	(2,053)	(1)	(6)
Total assets	$190,746	$184,894	$181,292	$179,557	$176,561	3%	8%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,772	$40,654	$42,705	$42,038	$41,712	(2)%	(5)%
Money market deposits	38,753	37,301	34,390	34,058	33,791	4	15
Savings and other domestic deposits	18,826	19,877	20,831	21,439	21,683	(5)	(13)
Core certificates of deposit (3)	8,820	5,747	2,926	2,040	2,228	53	296
Other domestic deposits of $250,000 or more	320	252	198	193	225	27	42
Negotiable CDS, brokered and other deposits	4,502	4,815	4,777	4,124	2,981	(7)	51
Total interest-bearing deposits	110,993	108,646	105,827	103,892	102,620	2	8
Short-term borrowings	5,242	4,371	545	2,609	2,103	20	149
Long-term debt	16,252	11,047	12,650	8,251	7,024	47	131
Total interest-bearing liabilities	132,487	124,064	119,022	114,752	111,747	7	19
Demand deposits - noninterest-bearing	34,566	37,498	39,845	42,116	42,388	(8)	(18)
All other liabilities	4,796	5,056	4,929	4,340	4,168	(5)	15
Total liabilities	171,849	166,618	163,796	161,208	158,303	3	9
Total Huntington shareholders’ equity	18,844	18,231	17,458	18,317	18,228	3	3
Non-controlling interest	53	45	38	32	30	18	77
Total equity	18,897	18,276	17,496	18,349	18,258	3	3
Total liabilities and equity	$190,746	$184,894	$181,292	$179,557	$176,561	3%	8%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	$141	$71	$46	$19	$7
Interest-bearing deposits in banks	5	5	5	2	1
Securities:
Trading account securities	1	—	—	—	1
Available-for-sale securities:
Taxable	252	232	198	165	123
Tax-exempt	33	29	28	25	19
Total available-for-sale securities	285	261	226	190	142
Held-to-maturity securities - taxable	102	102	100	95	90
Other securities	11	10	9	7	6
Total securities	399	373	335	292	239
Loans held for sale	8	7	8	13	10
Loans and leases:
Commercial:
Commercial and industrial	746	686	613	515	427
Commercial real estate:
Commercial	217	207	185	144	103
Construction	26	26	28	21	16
Commercial real estate	243	233	213	165	119
Lease financing	71	68	66	63	61
Total commercial	1,060	987	892	743	607
Consumer:
Residential mortgage	200	190	183	174	158
Automobile	134	129	125	120	115
Home equity	187	181	172	143	115
RV and marine	63	58	61	59	55
Other consumer	39	36	36	32	30
Total consumer	623	594	577	528	473
Total loans and leases	1,683	1,581	1,469	1,271	1,080
Total earning assets	$2,236	$2,037	$1,863	$1,597	$1,337

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$167	$132	$102	$42	$11
Money market deposits	255	172	75	25	8
Savings and other domestic deposits	6	3	2	1	1
Core certificates of deposit (3)	83	43	10	1	—
Other domestic deposits of $250,000 or more	2	2	1	—	—
Negotiable CDS, brokered and other deposits	57	54	45	23	5
Total interest-bearing deposits	570	406	235	92	25
Short-term borrowings	74	60	10	22	7
Long-term debt	235	153	147	71	38
Total interest-bearing liabilities	879	619	392	185	70
Net interest income	$1,357	$1,418	$1,471	$1,412	$1,267
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2023	2023	2022	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	5.12%	4.65%	3.99%	2.39%	0.80%
Interest-bearing deposits in banks	7.79	8.50	5.72	3.31	1.32
Securities:
Trading account securities	4.92	5.37	5.45	4.12	3.99
Available-for-sale securities:
Taxable	4.82	4.34	3.87	3.06	2.25
Tax-exempt	4.87	4.40	4.21	3.39	2.71
Total available-for-sale securities	4.83	4.35	3.91	3.09	2.30
Held-to-maturity securities - taxable	2.42	2.41	2.34	2.21	2.10
Other securities	3.47	4.35	4.15	3.21	3.62
Total securities	3.82	3.56	3.26	2.74	2.24
Loans held for sale	6.05	5.85	5.42	4.98	4.08
Loans and leases: (3)
Commercial:
Commercial and industrial	5.87	5.60	5.06	4.37	3.78
Commercial real estate:
Commercial	7.14	6.73	5.93	4.72	3.53
Construction	7.96	7.40	6.54	4.95	3.70
Commercial real estate	7.22	6.80	6.01	4.75	3.56
Lease financing	5.45	5.25	5.02	4.95	4.98
Total commercial	6.10	5.82	5.25	4.50	3.83
Consumer:
Residential mortgage	3.51	3.41	3.33	3.23	3.09
Automobile	4.17	3.94	3.74	3.53	3.40
Home equity	7.42	7.14	6.57	5.43	4.44
RV and marine	4.59	4.42	4.45	4.29	4.12
Other consumer	11.59	11.18	10.38	9.55	9.08
Total consumer	4.74	4.57	4.37	4.02	3.70
Total loans and leases	5.51	5.27	4.86	4.28	3.77
Total earning assets	5.13	4.89	4.46	3.86	3.33
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.68	1.32	0.94	0.40	0.10
Money market deposits	2.64	1.87	0.86	0.29	0.09
Savings and other domestic deposits	0.11	0.07	0.03	0.02	0.02
Core certificates of deposit (4)	3.78	3.01	1.42	0.10	0.07
Other domestic deposits of $250,000 or more	3.27	2.45	1.31	0.35	0.23
Negotiable CDS, brokered and other deposits	5.07	4.56	3.74	2.25	0.72
Total interest-bearing deposits	2.06	1.52	0.88	0.35	0.10
Short-term borrowings	5.70	5.56	7.71	3.31	1.40
Long-term debt	5.79	5.52	4.66	3.40	2.16
Total interest-bearing liabilities	2.66	2.02	1.31	0.64	0.25
Net interest rate spread	2.47	2.87	3.15	3.22	3.08
Impact of noninterest-bearing funds on margin	0.64	0.53	0.37	0.20	0.07
Net interest margin	3.11%	3.40%	3.52%	3.42%	3.15%

Commercial Loan Derivative Impact
(Unaudited)	Average Rates
	2023	2023	2022	2022	2022
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Commercial loans (2)(3)	6.82%	6.42%	5.68%	4.62%	3.69%
Impact of commercial loan derivatives	(0.72)	(0.60)	(0.43)	(0.12)	0.14
Total commercial - as reported	6.10%	5.82%	5.25%	4.50%	3.83%
Average 1 Month LIBOR	5.09%	4.62%	3.89%	2.46%	1.01%
Average SOFR	4.97%	4.50%	3.61%	2.14%	0.70%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Interest income	$2,225	$2,028	$1,854	$1,589	$1,331
Interest expense	879	619	392	185	70
Net interest income	1,346	1,409	1,462	1,404	1,261
Provision for credit losses	92	85	91	106	67
Net interest income after provision for credit losses	1,254	1,324	1,371	1,298	1,194
Service charges on deposit accounts	87	83	89	93	105
Card and payment processing income	102	93	96	96	96
Capital markets fees	57	59	83	73	54
Trust and investment management services	68	62	61	60	63
Mortgage banking income	33	26	25	26	44
Leasing revenue	25	26	35	29	27
Insurance income	30	34	31	28	27
Gain on sale of loans	8	3	2	15	12
Bank owned life insurance income	16	16	15	13	11
Net (losses) gains on sales of securities	(5)	1	—	—	—
Other noninterest income	74	109	62	65	46
Total noninterest income	495	512	499	498	485
Personnel costs	613	649	630	614	577
Outside data processing and other services	148	151	147	145	153
Equipment	64	64	67	60	61
Net occupancy	54	60	61	63	58
Marketing	32	25	22	24	24
Professional services	21	16	21	18	19
Deposit and other insurance expense	23	20	14	15	20
Amortization of intangibles	13	13	13	13	13
Lease financing equipment depreciation	8	8	9	11	11
Other noninterest expense	74	80	93	90	82
Total noninterest expense	1,050	1,086	1,077	1,053	1,018
Income before income taxes	699	750	793	743	661
Provision for income taxes	134	144	144	146	120
Income after income taxes	565	606	649	597	541
Income attributable to non-controlling interest	6	4	4	3	2
Net income attributable to Huntington	559	602	645	594	539
Dividends on preferred shares	40	29	28	29	28
Net income applicable to common shares	$519	$573	$617	$565	$511

Average common shares - basic	1,446	1,443	1,443	1,443	1,441
Average common shares - diluted	1,466	1,469	1,468	1,465	1,463

Per common share
Net income - basic	$0.36	$0.40	$0.43	$0.39	$0.35
Net income - diluted	0.35	0.39	0.42	0.39	0.35
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,346	$1,409	$1,462	$1,404	$1,261
FTE adjustment	11	9	9	8	6
Net interest income (1)	1,357	1,418	1,471	1,412	1,267
Noninterest income	495	512	499	498	485
Total revenue (1)	$1,852	$1,930	$1,970	$1,910	$1,752
On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2022	2022	2022	1Q23	2Q22
Net origination and secondary marketing income	$23	$16	$16	$25	$27	44%	(15)%
Net mortgage servicing income
Loan servicing income	23	23	22	22	22	—	5
Amortization of capitalized servicing	(12)	(10)	(11)	(14)	(16)	(20)	25
Operating income	11	13	11	8	6	(15)	83
MSR valuation adjustment (1)	15	(12)	2	17	44	225	(66)
(Losses) gains due to MSR hedging	(15)	9	(4)	(24)	(34)	(267)	56
Net MSR risk management	—	(3)	(2)	(7)	10	100	(100)
Total net mortgage servicing income	$11	$10	$9	$1	$16	10%	(31)%
All other	(1)	—	—	—	1	(100)	(200)
Mortgage banking income	$33	$26	$25	$26	$44	27%	(25)%

Mortgage origination volume	$2,504	$1,412	$1,719	$2,491	$3,366	77%	(26)%
Mortgage origination volume for sale	1,239	809	889	1,339	1,263	53	(2)

Third party mortgage loans serviced (2)	32,712	32,496	32,354	31,988	31,704	1	3
Mortgage servicing rights (2)	505	485	494	486	463	4	9
MSR % of investor servicing portfolio (2)	1.55%	1.49%	1.53%	1.52%	1.46%	4%	6%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Allowance for loan and lease losses, beginning of period	$2,142	$2,121	$2,110	$2,074	$2,018
Loan and lease charge-offs	(92)	(99)	(97)	(83)	(52)
Recoveries of loans and leases previously charged-off	43	42	47	39	44
Net loan and lease charge-offs	(49)	(57)	(50)	(44)	(8)
Provision for loan and lease losses	84	78	61	80	64
Allowance for loan and lease losses, end of period	2,177	2,142	2,121	2,110	2,074
Allowance for unfunded lending commitments, beginning of period	157	150	120	94	91
Provision for unfunded lending commitments	8	7	30	26	3
Allowance for unfunded lending commitments, end of period	165	157	150	120	94
Total allowance for credit losses, end of period	$2,342	$2,299	$2,271	$2,230	$2,168
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.80%	1.77%	1.77%	1.79%	1.78%
Nonaccrual loans and leases (NALs)	427	402	373	351	316
Nonperforming assets (NPAs)	391	371	357	336	304
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.93%	1.90%	1.90%	1.89%	1.87%
Nonaccrual loans and leases (NALs)	459	431	400	371	330
Nonperforming assets (NPAs)	420	398	382	355	318

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$994	$967	$939	$914	$838
Commercial real estate	442	440	433	450	464
Lease financing	47	50	52	50	40
Total commercial	1,483	1,457	1,424	1,414	1,342
Consumer
Residential mortgage	194	176	187	178	177
Automobile	144	151	141	118	146
Home equity	119	118	105	126	131
RV and marine	145	144	143	127	147
Other consumer	92	96	121	147	131
Total consumer	694	685	697	696	732
Total allowance for loan and lease losses	2,177	2,142	2,121	2,110	2,074
Allowance for unfunded lending commitments	165	157	150	120	94
Total allowance for credit losses	$2,342	$2,299	$2,271	$2,230	$2,168

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$20	$16	$9	$16	$(4)
Commercial real estate	7	18	7	(3)	(4)
Lease financing	—	(5)	5	2	(3)
Total commercial	27	29	21	15	(11)
Consumer:
Residential mortgage	1	—	—	(1)	(1)
Automobile	3	5	3	3	—
Home equity	—	(1)	—	(2)	(2)
RV and marine	2	2	2	2	1
Other consumer	16	22	24	27	21
Total consumer	22	28	29	29	19
Total net charge-offs	$49	$57	$50	$44	$8

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.15%	0.13%	0.08%	0.14%	(0.04)%
Commercial real estate	0.23	0.51	0.20	(0.07)	(0.13)
Lease financing	—	(0.37)	0.40	0.17	(0.24)
Total commercial	0.16	0.17	0.13	0.10	(0.07)
Consumer:
Residential mortgage	0.01	0.01	(0.01)	(0.02)	(0.02)
Automobile	0.10	0.14	0.12	0.07	—
Home equity	(0.02)	(0.02)	(0.04)	(0.07)	(0.08)
RV and marine	0.13	0.18	0.15	0.17	0.10
Other consumer	5.17	6.37	7.08	8.09	6.60
Total consumer	0.17	0.21	0.22	0.22	0.15
Net charge-offs as a % of average loans and leases	0.16%	0.19%	0.17%	0.15%	0.03%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$267	$273	$288	$288	$324
Commercial real estate	75	86	92	110	117
Lease financing	15	14	18	30	22
Residential mortgage	73	81	90	94	111
Automobile	4	4	4	4	4
Home equity	75	74	76	75	78
RV and marine	1	1	1	1	1
Total nonaccrual loans and leases	510	533	569	602	657
Other real estate, net	18	20	11	11	11
Other NPAs (1)	29	25	14	14	14
Total nonperforming assets	$557	$578	$594	$627	$682

Nonaccrual loans and leases as a % of total loans and leases	0.42%	0.44%	0.48%	0.51%	0.57%
NPA ratio (2)	0.46	0.48	0.50	0.53	0.59
(NPA+90days)/(Loan+OREO) (3)	0.60	0.63	0.67	0.72	0.77

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Nonperforming assets, beginning of period	$578	$594	$627	$682	$708
New nonperforming assets	188	237	251	119	181
Returns to accruing status	(34)	(73)	(84)	(42)	(81)
Charge-offs	(42)	(54)	(54)	(39)	(26)
Payments	(118)	(124)	(144)	(89)	(97)
Sales	(15)	(2)	(2)	(4)	(3)
Nonperforming assets, end of period	$557	$578	$594	$627	$682
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Accruing loans and leases past due 90+ days:
Commercial and industrial	$7	$12	$23	$29	$11
Lease financing	16	10	9	18	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	20	21	17	14
Automobile	6	7	9	6	6
Home equity	18	18	15	12	13
RV and marine	2	2	3	2	2
Other consumer	3	2	2	3	2
Total, excl. loans guaranteed by the U.S. Government	70	71	82	87	58
Add: loans guaranteed by U.S. Government	103	114	125	136	154
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$173	$185	$207	$223	$212

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.06%	0.07%	0.07%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08	0.09	0.10	0.12	0.13
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.14	0.15	0.17	0.19	0.18

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$18,788	$18,758	$17,731	$17,136	$17,950
Regulatory capital adjustments:
CECL transitional amount (2)	219	219	328	328	328
Shareholders’ preferred equity and related surplus	(2,494)	(2,494)	(2,177)	(2,177)	(2,177)
Accumulated other comprehensive loss	3,006	2,755	3,098	3,276	2,098
Goodwill and other intangibles, net of taxes	(5,620)	(5,636)	(5,663)	(5,675)	(5,686)
Deferred tax assets from tax loss and credit carryforwards	(14)	(14)	(27)	(29)	(36)
Common equity tier 1 capital	13,885	13,588	13,290	12,859	12,477
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,494	2,494	2,177	2,177	2,177
Tier 1 capital	16,379	16,082	15,467	15,036	14,654
Long-term debt and other tier 2 qualifying instruments	1,394	1,395	1,424	1,441	1,462
Qualifying allowance for loan and lease losses	1,767	1,779	1,682	1,637	1,541
Tier 2 capital	3,161	3,174	3,106	3,078	3,003
Total risk-based capital	$19,540	$19,256	$18,573	$18,114	$17,657
Risk-weighted assets (RWA)(1)	$141,432	$142,335	$141,940	$138,759	$137,841
Common equity tier 1 risk-based capital ratio (1)	9.82%	9.55%	9.36%	9.27%	9.05%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.01	8.79	8.60	8.51	8.46
Tier 1 risk-based capital ratio (1)	11.58	11.30	10.90	10.84	10.63
Total risk-based capital ratio (1)	13.82	13.53	13.09	13.05	12.81
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	7.50	7.43	6.93	6.66	7.28
(1)June 30, 2023, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2023 and June 30, 2023, 50% of the cumulative CECL deferral has been phased in. As of June 30, 2022, September 30, 2022, and December 31, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,446	1,443	1,443	1,443	1,441
Average - diluted	1,466	1,469	1,468	1,465	1,463
Ending	1,448	1,444	1,443	1,443	1,442
Tangible book value per common share (1)	$7.33	$7.32	$6.82	$6.40	$6.96

Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2023	2023	2022	2022	2022
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$18,788	$18,758	$17,731	$17,136	$17,950
Goodwill and other intangible assets	(5,728)	(5,741)	(5,766)	(5,775)	(5,788)
Deferred tax liability on other intangible assets (1)	35	38	41	43	46
Total tangible equity	13,095	13,055	12,006	11,404	12,208
Preferred equity	(2,484)	(2,484)	(2,167)	(2,167)	(2,167)
Total tangible common equity	$10,611	$10,571	$9,839	$9,237	$10,041
Total assets	$188,505	$189,070	$182,906	$179,402	$178,782
Goodwill and other intangible assets	(5,728)	(5,741)	(5,766)	(5,775)	(5,788)
Deferred tax liability on other intangible assets (1)	35	38	41	43	46
Total tangible assets	$182,812	$183,367	$177,181	$173,670	$173,040
Tangible equity / tangible asset ratio	7.16%	7.12%	6.78%	6.57%	7.06%
Tangible common equity / tangible asset ratio	5.80	5.77	5.55	5.32	5.80
Other data:
Number of employees (Average full-time equivalent)	20,200	20,198	20,007	19,997	19,866
Number of domestic full-service branches (2)	1,001	1,001	1,032	1,032	1,032
ATM Count	1,641	1,668	1,695	1,715	1,731
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2023	2022	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$8,590	$5,354	$3,236	60%
Interest-bearing deposits in banks	239	168	71	42
Securities:
Trading account securities	27	38	(11)	(29)
Available-for-sale securities:
Taxable	21,143	22,931	(1,788)	(8)
Tax-exempt	2,693	2,873	(180)	(6)
Total available-for-sale securities	23,836	25,804	(1,968)	(8)
Held-to-maturity securities - taxable	16,869	15,902	967	6
Other securities	1,075	860	215	25
Total securities	41,807	42,604	(797)	(2)
Loans held for sale	505	1,137	(632)	(56)
Loans and leases: (2)
Commercial:
Commercial and industrial	49,615	43,937	5,678	13
Commercial real estate:
Commercial	12,171	11,462	709	6
Construction	1,340	1,818	(478)	(26)
Commercial real estate	13,511	13,280	231	2
Lease financing	5,181	4,915	266	5
Total commercial	68,307	62,132	6,175	10
Consumer:
Residential mortgage	22,547	20,019	2,528	13
Automobile	13,085	13,510	(425)	(3)
Home equity	10,206	10,394	(188)	(2)
RV and marine	5,422	5,210	212	4
Other consumer	1,318	1,288	30	2
Total consumer	52,578	50,421	2,157	4
Total loans and leases	120,885	112,553	8,332	7
Total earning assets	172,026	161,816	10,210	6
Cash and due from banks	1,619	1,659	(40)	(2)
Goodwill and other intangible assets	5,747	5,598	149	3
All other assets	10,602	10,061	541	5
Allowance for loan and lease losses	(2,158)	(2,050)	(108)	(5)
Total assets	$187,836	$177,084	$10,752	6%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,211	$41,176	$(965)	(2)%
Money market deposits	38,031	33,235	4,796	14
Savings and other domestic deposits	19,348	21,501	(2,153)	(10)
Core certificates of deposit (3)	7,292	2,393	4,899	NM
Other domestic deposits of $250,000 or more	286	270	16	6
Negotiable CDS, brokered and other deposits	4,659	3,216	1,443	45
Total interest-bearing deposits	109,827	101,791	8,036	8
Short-term borrowings	4,809	3,408	1,401	41
Long-term debt	13,664	6,969	6,695	96
Total interest-bearing liabilities	128,300	112,168	16,132	14
Demand deposits - noninterest-bearing	36,023	42,177	(6,154)	(15)
All other liabilities	4,925	4,068	857	21
Total Liabilities	169,248	158,413	10,835	7
Total Huntington shareholders’ equity	18,539	18,644	(105)	(1)
Non-controlling interest	49	27	22	81
Total equity	$18,588	$18,671	$(83)	—
Total liabilities and equity	$187,836	$177,084	$21,587	6
NM - Not Meaningful
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2023	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	$212	$10
Interest-bearing deposits in banks	10	1
Securities:
Trading account securities	1	1
Available-for-sale securities:
Taxable	484	213
Tax-exempt	62	41
Total available-for-sale securities	546	254
Held-to-maturity securities - taxable	204	156
Other securities	21	11
Total securities	772	422
Loans held for sale	15	20
Loans and leases:
Commercial:
Commercial and industrial	1,432	828
Commercial real estate:
Commercial	424	191
Construction	52	33
Commercial real estate	476	224
Lease financing	139	122
Total commercial	2,047	1,174
Consumer:
Residential mortgage	390	304
Automobile	263	227
Home equity	368	217
RV and marine	121	107
Other consumer	75	58
Total consumer	1,217	913
Total loans and leases	3,264	2,087
Total earning assets	$4,273	$2,540
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$299	$14
Money market deposits	427	12
Savings and other domestic deposits	9	2
Core certificates of deposit (3)	126	1
Other domestic deposits of $250,000 or more	4	—
Negotiable CDS, brokered and other deposits	111	7
Total interest-bearing deposits	976	36
Short-term borrowings	134	14
Long-term debt	388	69
Total interest-bearing liabilities	1,498	119
Net interest income	$2,775	$2,421
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2023	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	4.95%	0.38%
Interest-bearing deposits in banks	8.16	0.71
Securities:
Trading account securities	5.09	3.63
Available-for-sale securities:
Taxable	4.58	1.85
Tax-exempt	4.64	2.86
Total available-for-sale securities	4.59	1.96
Held-to-maturity securities - taxable	2.42	1.97
Other securities	3.83	2.64
Total securities	3.69	1.98
Loans held for sale	5.96	3.58
Loans and leases: (3)
Commercial:
Commercial and industrial	5.74	3.75
Commercial real estate:
Commercial	6.93	3.31
Construction	7.67	3.61
Commercial real estate	7.01	3.35
Lease financing	5.35	4.95
Total commercial	5.96	3.76
Consumer:
Residential mortgage	3.46	3.04
Automobile	4.05	3.39
Home equity	7.28	4.21
RV and marine	4.51	4.14
Other consumer	11.39	9.02
Total consumer	4.66	3.64
Total loans and leases	5.39	3.71
Total earning assets	5.01%	3.17%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.50%	0.07%
Money market deposits	2.27	0.07
Savings and other domestic deposits	0.09	0.02
Core certificates of deposit (4)	3.48	0.10
Other domestic deposits of $250,000 or more	2.91	0.19
Negotiable CDS, brokered and other deposits	4.81	0.42
Total interest-bearing deposits	1.79	0.07
Short-term borrowings	5.64	0.83
Long-term debt	5.67	1.99
Total interest-bearing liabilities	2.35	0.21
Net interest rate spread	2.66	2.96
Impact of noninterest-bearing funds on margin	0.59	0.06
Net interest margin	3.25%	3.02%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2023	2022
Commercial loans (2)(3)	6.62%	3.58%
Impact of commercial loan derivatives	(0.66)	0.18
Total commercial - as reported	5.96%	3.76%
Average 1 Month LIBOR	4.85%	0.61%
Average SOFR	4.73%	0.40%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2023	2022	Amount	Percent
Interest income	$4,253	$2,526	$1,727	68%
Interest expense	1,498	119	1,379	NM
Net interest income	2,755	2,407	348	14
Provision for credit losses	177	92	85	92
Net interest income after provision for credit losses	2,578	2,315	263	11
Service charges on deposit accounts	170	202	(32)	(16)
Card and payment processing income	195	182	13	7
Capital markets fees	116	96	20	21
Trust and investment management services	130	128	2	2
Mortgage banking income	59	93	(34)	(37)
Leasing revenue	51	62	(11)	(18)
Insurance income	64	58	6	10
Gain on sale of loans	11	40	(29)	(73)
Bank owned life insurance income	32	28	4	14
Net (losses) gains on sales of securities	(4)	—	(4)	(100)
Other noninterest income	183	95	88	93
Total noninterest income	1,007	984	23	2
Personnel costs	1,262	1,157	105	9
Outside data processing and other services	299	318	(19)	(6)
Equipment	128	142	(14)	(10)
Net occupancy	114	122	(8)	(7)
Marketing	57	45	12	27
Professional services	37	38	(1)	(3)
Deposit and other insurance expense	43	38	5	13
Amortization of intangibles	26	27	(1)	(4)
Lease financing equipment depreciation	16	25	(9)	(36)
Other noninterest expense	154	159	(5)	(3)
Total noninterest expense	2,136	2,071	65	3
Income before income taxes	1,449	1,228	221	18
Provision for income taxes	278	225	53	24
Income after income taxes	1,171	1,003	168	17
Income attributable to non-controlling interest	10	4	6	150
Net income attributable to Huntington	1,161	999	162	16
Dividends on preferred shares	69	56	13	23
Net income applicable to common shares	$1,092	$943	$149	16%
Average common shares - basic	1,445	1,440	5	—
Average common shares - diluted	1,468	1,464	4	—
Per common share
Net income - basic	$0.76	$0.65	$0.11	17%
Net income - diluted	0.74	0.64	0.10	16
Cash dividends declared	0.31	0.31	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,755	$2,407	$348	14%
FTE adjustment	20	14	6	43
Net interest income (1)	2,775	2,421	354	15
Noninterest income	1,007	984	23	2
Total revenue (1)	$3,782	$3,405	$377	11%
NM - Not Meaningful
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2023	2022	Amount	Percent
Net origination and secondary marketing income	$39	$64	$(25)	(39)%
Net mortgage servicing income
Loan servicing income	46	44	2	5
Amortization of capitalized servicing	(22)	(31)	9	29
Operating income	24	13	11	85
MSR valuation adjustment (1)	3	95	(92)	(97)
(Losses) gains due to MSR hedging	(6)	(81)	75	93
Net MSR risk management	(3)	14	(17)	—
Total net mortgage servicing income	$21	$27	$(6)	(22)%
All other	(1)	2	(3)	(150)
Mortgage banking income	$59	$93	$(34)	(37)%

Mortgage origination volume	$3,916	$6,247	$(2,331)	(37)%
Mortgage origination volume for sale	2,048	2,782	(734)	(26)

Third party mortgage loans serviced (2)	32,712	31,704	1,008	3
Mortgage servicing rights (2)	505	463	42	9
MSR % of investor servicing portfolio (2)	1.55%	1.46%	0.09%	6%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2023	2022
Allowance for loan and lease losses, beginning of period	$2,121	$2,030
Loan and lease charge-offs	(191)	(133)
Recoveries of loans and leases previously charged off	85	106
Net loan and lease charge-offs	(106)	(27)
Provision for loan and lease losses	162	71
Allowance for loan and lease losses, end of period	2,177	2,074
Allowance for unfunded lending commitments, beginning of period	$150	$77
Provision for unfunded lending commitments	15	17
Allowance for unfunded lending commitments, end of period	165	94
Total allowance for credit losses, end of period	$2,342	$2,168
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.80%	1.78%
Nonaccrual loans and leases (NALs)	427	316
Nonperforming assets (NPAs)	391	304
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.93%	1.87%
Nonaccrual loans and leases (NALs)	459	330
Nonperforming assets (NPAs)	420	318

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2023	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$36	$(27)
Commercial real estate	25	4
Lease financing	(5)	2
Total commercial	56	(21)
Consumer:
Residential mortgage	1	(1)
Automobile	8	—
Home equity	(1)	(3)
RV and marine	4	4
Other consumer	38	48
Total consumer	50	48
Total net charge-offs	$106	$27

	Six Months Ended June 30,
	2023	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.14%	(0.12)%
Commercial real estate	0.37	0.06
Lease financing	(0.19)	0.08
Total commercial	0.16	(0.07)
Consumer:
Residential mortgage	0.01	(0.01)
Automobile	0.12	—
Home equity	(0.02)	(0.05)
RV and marine	0.16	0.15
Other consumer	5.76	7.53
Total consumer	0.19	0.19
Net charge-offs as a % of average loans	0.17%	0.05%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2023	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$267	$324
Commercial real estate	75	117
Lease financing	15	22
Residential mortgage	73	111
Automobile	4	4
Home equity	75	78
RV and marine	1	1
Total nonaccrual loans and leases	510	657
Other real estate, net	18	11
Other NPAs (1)	29	14
Total nonperforming assets (3)	$557	$682

Nonaccrual loans and leases as a % of total loans and leases	0.42%	0.57%
NPA ratio (2)	0.46	0.59

	Six Months Ended June 30,
(dollar amounts in millions)	2023	2022
Nonperforming assets, beginning of period	$594	$750
New nonperforming assets	425	385
Returns to accruing status	(107)	(138)
Charge-offs	(96)	(58)
Payments	(242)	(252)
Sales and held-for-sale transfers	(17)	(5)
Nonperforming assets, end of period (2)	$557	$682
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three Months Ended
	June 30,	March 31,	June 30,	Percent Changes vs.
($ in millions)	2023	2023	2022	1Q23	2Q22
Pre-Provision Net Revenue (PPNR)
Total revenue (GAAP)	$1,841	$1,921	$1,746
FTE adjustment	11	9	6
Total revenue (FTE) (a)	1,852	1,930	1,752
Less: net (loss)/gain on securities	(5)	1	—
Less: Notable items	—	57	—
Total revenue (FTE), excluding net gain/(loss) on securities and notable items (b)	1,857	1,872	1,752

Noninterest expense (GAAP) (c)	1,050	1,086	1,018
Less: Notable items	—	42	24
Noninterest expense, excluding notable items (d)	1,050	1,044	994

PPNR (a-c)	802	844	734	(5)%	9%
PPNR, adjusted (b-d)	807	828	758	(3)%	6%